EXHIBIT 99.2

Talk America Completes Acquisition of LDMI Telecommunications

Southfield, MI and New Hope, PA - July 13, 2005 - Talk America (NASDAQ: TALK), a leading integrated communications provider, announced today that it has closed the previously announced acquisition of LDMI Telecommunications, Inc., a leading facilities-based communications provider serving business customers in Michigan and Ohio.

 Ed Meyercord, Chief Executive Officer and President of Talk America, commented, “Our merger is ahead of schedule on many fronts. Our integration efforts are well underway and we’re confident in our ability to execute our plans and achieve our objectives. This combination expands our product portfolio to serve business customers and increases our networking footprint creating new growth opportunities. We are strengthening our position as the leading alternative to the regional incumbent provider in our markets.”

About Talk America

Talk America is a leading competitive communications provider that offers phone services and high-speed internet access to both residential and business customers. Talk America delivers value in the form of savings, simplicity and quality service to its customers through its leading edge network and award-winning back office. For further information, visit us online at: http://www.talkamerica.com.

Please Note: Certain of the statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, “estimates,” “expects,” “expected,” “anticipates,” “anticipated,” and “targets”. These forward-looking statements are based on our current expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and our actual results could differ materially from our expectations. In addition to those factors discussed in the foregoing, important factors that could cause such actual results to differ materially include, among others, our inability to integrate effectively and as anticipated the business of LDMI upon the completion of the acquisition, dependence on the availability and functionality of local exchange carriers’ networks as they relate to the unbundled network element platform, increased price competition for long distance and local services, failure of the marketing of the bundle of local and long distance services and long distance services under our direct marketing channels and our various marketing partners, failure to manage the nonpayment of amounts due us from our customers from bundled and long distance services, attrition in the number of end users, failure or difficulties in managing our operations, including attracting and retaining qualified personnel, failure to be able to expand our active offering of local bundled services in a greater number of states, failure to provide timely and accurate billing information to customers, failure to manage our collection management systems and credit controls for customers, interruption in our network and information systems, failure to provide adequate customer service, and changes in government policy, regulation and enforcement and/or adverse judicial or administrative interpretations and rulings relating to regulations and enforcement, including, but not limited to, the continued availability of the unbundled network element platform of the local exchange carriers network and unbundled network element pricing methodology.

For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in our Quarterly Report on Form 10-Q filed May 9, 2005, our Annual Report on Form 10-K for the year-ended December 31, 2004, filed on March 16, 2005, as amended by our Form 10-K/A filed March 30, 2005, and any subsequent filings. We undertake no obligation to update our forward-looking statements.

Contact:
Jeff Schwartz
Investor Relations
215-862-1097
Jschwartz@talk.com